Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO THE

CREDIT AGREEMENT

dated as of October 20, 2014

among

ENERGEN CORPORATION,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE GUARANTOR SIGNATORY HERETO,

and

THE LENDERS SIGNATORY HERETO

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO THE CREDIT AGREEMENT (this “First Amendment”), dated as of October 20, 2014 (the “First Amendment Effective Date”), is among ENERGEN CORPORATION, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

Recitals

A. Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B. The parties hereto desire to enter into this First Amendment to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the First Amendment Effective Date.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Current Production” means the lesser of (a) the prior month’s production of each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries and (b) the forecasted production, as reasonably determined by the Borrower, of each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries for each month for the period ending no sooner than the latest month for which volumes

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are hedged under Swap Agreements. For purposes of entering into Swap Agreement trades or transactions under Section 9.17(a)(i), forecasts of production made pursuant to clause (b) above from the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties shall reflect the latest information obtained by the Borrower or any of its Restricted Subsidiaries including the Borrower’s or any of its Restricted Subsidiaries’ internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and completed acquisitions coming on stream or from completed dispositions or failing to come on stream.

2.2 Amendments to Section 9.17.

(a) Section 9.17(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) Swap Agreements in respect of commodities (x) with an Approved Counterparty and (y) entered into not for speculative purposes, the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (1) for the period from 1 to 12 months after the date of execution of such Swap Agreement, 110% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately (but in no event to exceed 100% of the forecasted production, as reasonably determined by the Borrower, of each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries for each such month), (2) for the period from 13 to 24 months after the date of execution of such Swap Agreement, 100% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately, (3) for the period from 25 to 36 months after such date of execution, 75% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately, and (4) for the period from 37 to 60 months after such date of execution, 50% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil (including natural gas liquids and condensate) and natural gas, calculated separately; provided, however, that (A) such Swap Agreements shall not, in any case, have a tenor of greater than five (5) years and (B) (without duplication) the Borrower and its Restricted Subsidiaries shall be permitted to enter into Swap Agreements, trades or transactions with respect to reasonably anticipated production of natural gas liquids and condensate by entering into Swap Agreements, trades or transactions for crude oil on a conversion/equivalency basis based on the then-existing market price differential between a volume unit of crude oil to the same volume unit of natural gas liquids

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or condensate which conversion/equivalency calculation is reasonably acceptable to the Administrative Agent. It is understood that Swap Agreements in respect of commodities which may, from time to time, “hedge” the same volumes, but different elements of commodity risk thereof, shall not be aggregated together when calculating the foregoing limitations on notional volumes.

(b) Section 9.17(e) of the Credit Agreement is hereby deleted in its entirety.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1 Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and the Majority Lenders.

3.2 Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.

Section 4. Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of the Borrower and the Guarantor set forth in each Loan Document, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this First Amendment.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this First Amendment.

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5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5 Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.7 Loan Document. This First Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	ENERGEN CORPORATION

	By:	/s/ CHARLES W. PORTER, JR.
Name: Charles W. Porter, Jr.
Title: Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	ENERGEN RESOURCES CORPORATION

	By:	/s/ CHARLES W. PORTER, JR.
Name: Charles W. Porter, Jr.
Title: Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Lender

	By:	/s/ COLLIN MAYER
	Name:	Collin Mayer
	Title:	Assistant Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNDICATION AGENT:	BANK OF AMERICA, N.A.,

as Syndication Agent and Lender

	By:	/s/ RONALD E. MCKAIG
	Name:	Ronald E. Mckaig
	Title:	Managing Director

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	COMPASS BANK,

as Co-Documentation Agent and Lender

	By:	/s/ ANN VAN WAGENER
	Name:	Ann Van Wagener
	Title:	Senior Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,

as Co-Documentation Agent and Lender

	By:	/s/ JO LINDA PAPADAKIS
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	REGIONS BANK,
as Co-Documentation Agent and Lender

	By:	/s/ WILLIAM A.PHILIPP
	Name:	William A.Philipp
	Title:	Senior Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

LENDERS:	MUFG UNION BANK, N.A.,
as Lender

	By:	/s/ MARK OBERREUTER
	Name:	Mark Oberreuter
	Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CIBC Inc.,
as Lender

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ WILLIAM M. REID
Name:	William M. Reid
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Lender

By:	/s/ LEON MO
Name:	Leon Mo
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ JONATHAN LUCHANSKY
Name:	Jonathan Luchansky
Title:	Assistant Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ JAMES D. WEINSTEIN
Name:	James D. Weinstein
Title:	Managing Director

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ NICHOLAS T. HANFORD
Name:	Nicholas T. Hanford
Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ RYAN AMAN
Name:	Ryan Aman
Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Lender

By:	/s/ MELISSA GUZMANN
Name:	Melissa Guzmann
Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Lender

By:	/s/ JOE HYKLE
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ ASULV TVEIT
Name:	Asulv Tveit
Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ KRISTAN SPIVEY
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:	/s/ MARIE FERNANDES
Name:	Marie Fernandes
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:	/s/ JOHN KRENGER
Name:	John Krenger
Title:	Assistant Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ LINGZI HUANG
Name:	Lingzi Huang
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

FIFTH THIRD BANK,
as Lender

By:	/s/ JUSTIN B. CRAWFORD
Name:	Justin B. Crawford
Title:	Director

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNOVUS BANK,
as Lender

By:	/s/ DAVID W. BOWMAN
Name:	David W. Bowman
Title:	Senior Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BARCLAYS BANK PLC,
as Lender

By:	/s/ VANESSA KURBATSKIY
Name:	Vanessa Kurbatskiy
Title:	Vice President

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A.,
as Lender

By:	/s/ MATTHEW MEYERS
Name:	Matthew Meyers
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FIRST AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]